Exhibit 99.1

Marchex Reports First Quarter 2008 Financial Results

SEATTLE, WA – May 6, 2008 - Marchex, Inc. (NASDAQ: MCHX, MCHXP), a local search and advertising company, today reported its results for the first quarter ended March 31, 2008.

First Quarter 2008 Consolidated Financial Results:

•	Revenue was $37.0 million for the first quarter of 2008, compared to $34.2 million for the same period of 2007.

•

GAAP net loss applicable to common stockholders was $1.2 million for the first quarter of 2008 or $0.03 loss per diluted share. This compares to GAAP net income applicable to common stockholders of $548,000 or $0.01 per diluted share for the same period of 2007. The first quarter 2008 results included non-cash stock-based compensation expense recorded under the fair value method of $3.1 million, compared to non-cash stock-based compensation expense of $2.9 million for the same period in 2007.

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We provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the first quarter of 2008 was $0.08, compared to $0.11 for the same period of 2007. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

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Adjusted operating income before amortization was $5.1 million for the first quarter of 2008, compared to $7.6 million for the same period of 2007. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

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Adjusted EBITDA was $7.7 million in the first quarter of 2008, compared to $9.5 million for the same period of 2007. A reconciliation of operating income before taxes, depreciation, amortization and gain/loss on sales of intangible assets to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“Marchex’s focus on the local online industry continues to drive growth in our business,” said Russell C. Horowitz, Marchex Chairman and CEO. “Local is increasingly recognized as one of the most dynamic opportunities in the online universe and Marchex is well positioned to be a leader across both the local advertising and search ecosystems. We will continue to stay focused on executing on our objectives related to strategic partnerships, product milestones and operational objectives as we move through 2008.”

Operating Highlights:

Local Advertising Services: For the first quarter of 2008, revenue from Local Advertising Services was $22.3 million. One of the primary factors driving growth on a year-over-year basis was the continued increase in the number of new advertisers using Marchex products and services. In the first quarter, Marchex added more than 10,000 new advertisers through its local aggregator partnerships and direct sales channel. Marchex now has more than 65,000 advertisers using its products and services and, based on current growth rates, is updating its forecast to reflect that it now anticipates it will have more than 100,000 advertisers using its products and services by the end of 2009, up from a forecast of 80,000 advertisers previously.

Local Search Network (proprietary traffic sources): For the first quarter of 2008, revenue from Marchex’s Local Search Network was $14.7 million. Additionally, Marchex attracted more than 30 million unique visitors for the month of March 2008 and delivered more than 85 million revenue-generating events and referrals in the first quarter. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.

Stock Repurchase Program:

During the first quarter of 2008, Marchex purchased 786,000 shares of its outstanding Class B common stock for a total price of $7.2 million, bringing its total shares repurchased under its stock repurchase program to 3 million shares, or 7% of its outstanding common stock.

Marchex Financial Guidance:

The following forward-looking statements reflect Marchex’s expectations as of May 6, 2008.

Guidance for fiscal year 2008 (Year ending December 31, 2008):

Revenue estimate:	$152 million or more

Adjusted operating income before amortization estimate:	$22 million or more

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of approximately $9 million in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of $31 million or more for 2008.

Guidance for second quarter 2008:

Revenue estimate:	Approximately $37 million

Adjusted operating income before amortization estimate:	Approximately $5.0 million

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of approximately $2.3 million in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of approximately $7.3 million for the second quarter of 2008.

For color on guidance for the second quarter of 2008, while Marchex anticipates continued momentum in the growth of new local advertisers using its products and services, the company does expect a seasonal impact from certain categories of advertisers lowering their budgets with the seasonally slow summer months. Additionally, Marchex anticipates revenue from proprietary traffic sources will be in a similar range to or slightly better than the first quarter of 2008. This is based on anticipated increases in consumer usage on Marchex’s Local Search Network, with certain offsets from the company’s ongoing efforts to increase direct sales of proprietary advertising inventory.

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. EDT on Tuesday, May 6, 2008 to discuss its first quarter 2008 financial results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/investors). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.

Marchex (www.marchex.com) is a local search and advertising company. Marchex’s innovative advertising platform delivers search- and call-based marketing products and services for local and national advertisers. Marchex’s local search network, one of the largest online, helps consumers make better, more informed local decisions through its content-rich Web sites that reach tens of millions of unique visitors each month.

Forward Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 6, 2008 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS. Marchex also provides Pro Forma Revenue information for the three months ended March 31, 2007 and 2008 as if the VoiceStar acquisition in September 2007 occurred as of January 1, 2007.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes (1) any gain/loss on sales and disposals of intangible assets and (2) facility relocation as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), (5) the cumulative effect of changes in accounting principles, (6) facility relocation and less (7) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Vice President of Investor Relations & Strategic Initiatives

Telephone: 206.331.3600

Email: ir@marchex.com

Marchex Press:

P. Kevin Horn

Telephone: 206.331.3474

Email: khorn@marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended March 31,
	2007	2008
Revenue	$34,223,401	$37,042,327

Expenses:
Service costs (1)	15,241,228	18,887,315
Sales and marketing (1)	7,509,921	6,971,748
Product development (1)	2,597,656	4,187,104
General and administrative (1)	4,180,775	4,959,109
Amortization of intangible assets from acquisitions	4,523,134	4,052,362

Total operating expenses	34,052,714	39,057,638

Gain on sales and disposals of intangible assets, net	32,264	144,691

Income (loss) from operations	202,951	(1,870,620)
Interest income and other, net	711,987	284,326

Income (loss) before provision for income taxes	914,938	(1,586,294)
Income tax expense (benefit)	473,788	(339,953)

Net income (loss)	441,150	(1,246,341)
Convertible preferred stock dividends and discount on preferred stock redemption	(106,548)	(10,888)

Net income (loss) applicable to common stockholders	$547,698	$(1,235,453)

Basic net income (loss) applicable to common stockholders	$0.01	$(0.03)
Diluted net income (loss) applicable to common stockholders	$0.01	$(0.03)
Shares used to calculate basic net income (loss) per share applicable to common stockholders	39,165,916	37,578,538
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	40,417,741	37,580,492
(1) Includes stock-based compensation allocated as follows:
Service costs	$118,535	$139,571
Sales and marketing	372,358	530,710
Product development	489,252	410,709
General and administrative	1,907,069	1,986,482

Total	$2,887,214	$3,067,472

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2007	March 31, 2008
Assets
Current assets:
Cash and cash equivalents	$36,456,307	$34,452,286
Trade accounts receivable, net	18,307,386	19,817,306
Prepaid expenses and other current assets	2,118,390	2,758,491
Refundable taxes	1,693,695	982,856
Deferred tax assets	867,465	995,545

Total current assets	59,443,243	59,006,484
Property and equipment, net	7,357,903	7,199,607
Deferred tax assets	7,447,315	8,413,749
Intangibles and other assets, net	17,381,827	16,044,512
Goodwill	204,766,826	204,787,040
Intangible assets from acquisitions, net	23,797,231	19,744,271

Total assets	$320,194,345	$315,195,663

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,625,779	$11,894,408
Accrued expenses and other current liabilities	3,668,342	4,473,307
Deferred revenue	2,906,379	2,736,998

Total current liabilities	18,200,500	19,104,713
Other non-current liabilities	105,370	87,876

Total liabilities	18,305,870	19,192,589
Stockholders’ equity:
Convertible preferred stock	1,446,649	1,302,637
Class A common stock	113,717	112,217
Class B common stock	321,061	302,850
Treasury stock	(22,116,275)	(7,203,550)
Additional paid-in capital	329,835,529	310,463,575
Accumulated deficit	(7,712,206)	(8,974,655)

Total stockholders’ equity	301,888,475	296,003,074

Total liabilities and stockholders’ equity	$320,194,345	$315,195,663

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three Months Ended March 31,
	2007	2008
Revenue, as reported	$34,223,401	$37,042,327
VoiceStar pro forma revenue	392,209	—

Pro forma Revenue	$34,615,610	$37,042,327

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended March 31,
	2007	2008
Net income (loss) applicable to common stockholders	$547,698	$(1,235,453)
Convertible preferred stock dividends and discount on preferred stock redemption, net	(106,548)	(10,888)

Net income (loss)	441,150	(1,246,341)
Income tax expense (benefit)	473,788	(339,953)

Income (loss) before provision for income taxes	914,938	(1,586,294)
Interest income and other, net	(711,987)	(284,326)

Income (loss) from operations	202,951	(1,870,620)
Stock-based compensation	2,887,214	3,067,472
Amortization of intangible assets from acquisitions	4,523,134	4,052,362

Operating income before amortization (OIBA)	7,613,299	5,249,214
Gain on sales and disposals of intangible assets, net	(32,264)	(144,691)

Adjusted operating income before amortization (Adjusted OIBA)	$7,581,035	$5,104,523

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended March 31,
	2007	2008
Net cash provided by operating activities	$12,478,122	$6,657,174
Changes in asset and liabilities, net of effects of acquisitions	(4,256,141)	1,653,478
Provision (benefit) for income taxes	473,788	(339,953)
Other item - facility relocation	—	(4,635)
Interest income and expense	(706,703)	(283,825)
Income and excess tax benefits related to stock options	1,492,991	33,161

Adjusted EBITDA	$9,482,057	$7,715,400

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended March 31,
	2007	2008
Adjusted Non-GAAP EPS	$0.11	$0.08

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$0.01	$(0.03)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	40,417,741	37,580,492
Net income (loss) applicable to common stockholders	$547,698	$(1,235,453)
Discount on preferred stock redemption	(122,594)	(26,106)
Stock-based compensation	2,887,214	3,067,472
Amortization of intangible assets from acquisitions	4,523,134	4,052,362
Gain on sales and disposals of intangible assets, net	(32,264)	(144,691)
Interest income and other, net	(711,987)	(284,326)
Estimated impact of income taxes	(2,259,129)	(2,182,679)

Adjusted Non-GAAP net income applicable to common stockholders	$4,832,072	$3,246,579

Adjusted Non-GAAP EPS	$0.11	$0.08

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	40,417,741	37,580,492
Weighted average common share equivalents for redeemed preferred shares	(1,604)	(1,954)
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,480,483	3,641,416

Shares used to calculate Adjusted Non-GAAP EPS	42,896,620	41,219,954

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.